Exhibit 10.30

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

DISTRIBUTION SERVICES AGREEMENT

This Distribution Services Agreement (this “Agreement”), effective as of June 27, 2018 (the “Effective Date”), is by and between WBC Group, LLC, an Ohio limited liability company (“WBC”), and Obagi Cosmeceuticals LLC, a Delaware limited liability company (“Supplier”).

BACKGROUND

A.          WBC is engaged in the business of providing distribution services with respect to various [***], skincare, dermatology, [***] and [***] products.

B.          Supplier (directly or through its Affiliates) is engaged in the design, development, manufacture and/or supply of the products listed or described on Exhibit A attached hereto (the “Product” or “Products”). For purposes of this Agreement, an “Affiliate” of a person or entity means any other person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person or entity, with the term “control” (including the terms “controlled by” and “under common control with”) meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the person or entity, whether through the ownership of voting securities, by contract or otherwise.

C.          Supplier wishes to engage WBC, and WBC wishes to be so engaged, to exclusively provide distribution services that include, without limitation, (i) integrated distribution services (including packing and shipping); (ii) customer service functions (including call center services); (iii) returns processing and reporting; (iv)  customer credit, invoicing, and collection services; (v) accounts receivable and chargeback service; and (iv) data reporting (collectively, the “Services”) with respect to the Products to (x) physicians and other licensed practitioners and their related offices, clinics or other facilities, (y) distributors selling Products to such practitioners and facilities, and (z) pharmacies, in each case whether directly or online, within the United States of America and Puerto Rico (collectively, the “Physician-Dispensed Market”), on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1 APPOINTMENT

1.1         Exclusive Distributor for the Physician-Dispensed Market. Pursuant to the terms and subject to the conditions of this Agreement, in exchange for WBC’s willingness to invest in designing and building custom WBC Webpages (as defined below) for Supplier and providing dedicated project management resources in furtherance of the transactions contemplated hereby, and for the other consideration provided for herein, Supplier hereby appoints WBC as its exclusive provider of the Services with respect to the Products (including any new products or improvements, enhancements or redesigns of existing Product as provided in Section 2.11) in and to the Physician-Dispensed Market, and WBC hereby accepts such appointment. During the term of this Agreement, WBC will not and will agree not to enter into any agreement to provide substantially similar Services to [***] for goods or products that are competitive with any of the Products, without the express prior written consent of Supplier. As part of WBC’s exclusive appointment, from and after the Launch Date (as defined below), Supplier shall not, directly or indirectly through any Affiliate or third-party agents, representatives, distributors, or other entities (except WBC), sell or engage in the Services with respect to any Products to the Physician-Dispensed Market. WBC shall perform the Services (including, without limitation, all storage, handling, shipping and distribution) in accordance with generally accepted industry standards of operation and in conformity with all applicable laws.

1.2         Transition from Existing Distribution Channels; Customer Webpages. Promptly after the Launch Date (as defined below) hereof, the parties shall take all commercially reasonable steps to transition the distribution of Products to the Physician-Dispensed Market from Supplier’s existing distribution channels to WBC, culminating in Supplier ceasing to distribute Product to the Physician-Dispensed Market through any other channel. In furtherance of the foregoing, promptly after the execution of this Agreement, WBC will design and build, and provide a link or web portal to be included on Supplier’s website to, a website hosted and maintained by WBC and as further described on Exhibit B for purposes of Physician-Dispensed Market customer ordering and order fulfillment (the “WBC Webpages”). WBC retains all intellectual property and other rights in and with respect to the WBC Webpages. The parties shall use their commercially reasonable efforts to cause the launch of WBC assuming the distribution of Product to the Physician-Dispensed Market as contemplated hereby to occur on or before [October 31], 2018; provided that such launch shall not occur unless and until WBC [***] as provided in Section 4.2. The date such launch occurs is referred to herein as the “Launch Date.” WBC acknowledges that Valeant Pharmaceuticals North America LLC will provide transition services to Supplier during the term of this Agreement in support of its obligations hereunder, including but not limited to data receipt, order processing and certain permits, authorizations, licenses, certificates, approvals or similar requirements of or from any governmental authority in connection with the Services under this Agreement. Supplier agrees to transfer to WBC any existing toll-free telephone numbers that were established in connection with any prior distribution channels for the Product, and WBC agrees that any and all toll-free telephone numbers transferred to or established by WBC solely in connection with this Agreement will be transferred to Supplier following the termination of this Agreement for any reason.

1.3         Marketing Activities; Product Referrals. Supplier will use all commercially reasonable efforts to promote and market the sale and distribution of the Product to the Physician-Dispensed Market during the term of this Agreement. At a minimum, such efforts shall include continuing to perform such sales and marketing activities with respect to the Product for the Physician-Dispensed Market as conducted by Supplier prior to the Launch Date. WBC shall not be required to perform any marketing or sales activities with respect to the Product. Supplier shall include on its websites intended for customers or potential customers within the Physician-Dispensed Market a link, to be provided by WBC, that directs customers or potential customers of the Product in the Physician-Dispensed Market to the WBC Webpages. Supplier shall direct any customers or potential customers within the Physician-Dispensed Market who attempt to place Product orders with Supplier to WBC or the WBC Webpages. Supplier shall actively promote WBC with respect to the Products for the Physician-Dispensed Market on its websites intended for customers or potential customers within the Physician-Dispensed Market and in any communication or event where Product is promoted or displayed for the Physician-Dispensed Market, including applicable trade shows, brochures and advertisements.

ARTICLE 2 SUPPLY OF PRODUCT

2.1         Supply. Subject to the terms and conditions set forth herein, Supplier agrees to manufacture or otherwise supply, sell and ship Product to WBC as ordered from time to time by WBC under this Agreement, and WBC shall purchase from Supplier the Product so ordered. Supplier is responsible for procuring all materials and equipment required to produce and package or otherwise procure the Products ordered hereunder. Supplier is responsible for the quality of the Product and ensuring the Product is manufactured in a safe and sanitary environment as required under current good manufacturing practices (“cGMP”). Supplier shall ensure that the expiration date of all Product shipped to WBC hereunder is at least the following number of months after the date of shipment of such Product, as determined by each Product’s applicable product category as set forth on Exhibit A: (a) for Prescription Products, [***], and (b) for Non-Prescription Products, [***]. If Supplier ships WBC a Product not meeting its applicable minimum shelf life as set forth in the immediately preceding sentence, WBC shall notify Supplier and consider in good faith for at least 10 days any commercially reasonable remedy proposed by Supplier with respect to such Product prior to rejecting the Product as non-conforming pursuant to Section 2.6. Supplier shall maintain sufficient capability and capacity to meet forecasted demand for the Product in the Physician-Dispensed Market in accordance with Section 3.2. Supplier represents and warrants to WBC that it has and will convey to WBC good title to all the Product it sells to WBC hereunder and that such Product will be free and clear of all liens, claims or encumbrances.

2.2         Purchase Orders. From time to time, WBC shall submit to Supplier a purchase order for each order of Product hereunder via facsimile, email or EDI pursuant to its standard purchase order form, the terms and conditions of which are incorporated herein by reference to the extent such terms and conditions do not conflict with this Agreement. In the event of any discrepancy between any purchase order and this Agreement, the terms of this Agreement shall govern. Each purchase order will describe the Product ordered, quantity and the requested delivery date, provided that WBC will provide at least 10 days of lead time prior to the requested delivery date. Supplier shall accept and fulfill all purchase orders submitted in accordance with this Section 2.2.

2.3         Packaging; Advertising Claims. Supplier shall ensure that the Products are labeled and packaged in accordance with applicable United States Food and Drug Administration (“FDA”) labeling requirements and other requirements of applicable laws. Supplier shall pack Product properly to withstand transportation in accordance with cGMP. Supplier shall also ensure Product is stored properly under cGMP required practices. Prices for Product include, and Supplier is solely responsible for, all costs and expenses relating to packing, crating, boxing, and loading of Product ordered by WBC hereunder. Supplier is responsible for all marketing and advertising claims associated with the Product. Supplier shall ensure that (a) all marketing and advertising claims are properly supported and substantiated by scientific evidence and meet both state and federal requirements, including the Federal Trade Commission (“FTC”), FDA and all state attorney general and regulatory board marketing and advertising requirements, (b) all such substantiation evidence is documented in writing, and (c) all such documentation is securely maintained. Supplier shall provide copies of all such documentation to WBC at WBC’s reasonable written request.

2.4         Shipping. Supplier shall ship all Product to be received on or before the requested delivery date at the facility designated by WBC as set forth in the applicable purchase order. If Supplier becomes aware of any backorder or other anticipated delay that would result in a change to the requested delivery date, Supplier will promptly notify WBC. If there is any extended backorder or delay in shipment of a Product, and WBC exhausts its inventory of such Product, WBC may disclose on the WBC Webpages that there is a backorder or delay for delivery of such Product and shall be permitted to decline customer orders of such Product without being in breach of any obligation under this Agreement until such time as WBC is re-supplied with such Product by Supplier. All shipments of Product shall be FOB WBC’s designated delivery facility, unless otherwise mutually agreed upon by WBC and Supplier. Title and risk of loss to Product shall pass to WBC upon delivery of the Product to the designated delivery facility. Supplier shall bear the cost of freight and all other costs of shipping Product to the designated delivery facility.

2.5         Product Warranty; Specifications. Supplier represents and warrants to WBC that Product supplied by Supplier will (a) strictly conform to its product, labeling and packaging formulations, including the dimensions, count, weight and other specifications (the “Specifications”), and (b) be free from defects in material, workmanship and design, subject to all applicable industry standards. Supplier may make changes to the Specifications, provided the changes do not adversely affect the quality of the Product.

2.6         Non-Conforming Shipments. Upon receipt of each shipment of Products at the designated delivery location, WBC shall promptly inspect it for Product with non-concealed physical damage or defect and for non-concealed shortages or inconsistencies with the applicable purchase order or packing list, inventory or bill of lading that accompanies the shipment (each, a “Non-Conforming Shipment”). Notwithstanding the foregoing, WBC shall not be required to open and inspect individual cases of Product. WBC may reject any Non-Conforming Shipment by giving notice to Supplier in writing within [***] after receipt thereof. Any Non-Conforming Shipment not so rejected shall be deemed to have been accepted by WBC. Supplier shall bear all expenses and costs associated with handling, freight and return of any Non-Conforming Shipment. Final disposal of any Non-Conforming Shipment shall be the sole responsibility of Supplier, who shall retain ownership thereof.

2.7         Product Claims. Supplier shall be responsible for all product warranty (if any) and liability claims with respect to the Product, including any claim of (a) bodily injury or death of any person, or damage to any property, resulting from the use of the Product, or (b) any design or manufacturing defect in the Product (each, a “Product Claim”). Without limiting the foregoing, Supplier shall support all product warranties and technical questions relating to Product distributed by WBC.

2.8       No Charge Shipments. WBC will ship Product and other promotional items supplied by Supplier under the No Charge Programs set forth on Exhibit C as directed by Supplier from time to time (each, a “No Charge Shipment”). WBC shall charge Supplier for each No Charge Shipment an amount equal to [***] for each shipping package shipped by WBC to fulfill such No Charge Shipment.

2.9         Additional Services. If requested by Supplier, WBC shall affix “Tester,” “Sample,” or similar stickers to be provided by Supplier on designated Product distributed by WBC hereunder for a fee of [***] sticker; provided, however, that such stickering service shall not replace Supplier’s responsibility to provide all labeling and instructions on the Product required by law or regulation in accordance with Section 4.1. From time to time during the term of this Agreement, WBC may quote other services to be provided to Supplier in connection with the sale and distribution of Product to the Physician-Dispensed Market on such terms, conditions and specifications as may be agreed to by the parties.

2.10       Forecasting; Notice of Promotional Campaigns; Backorders. On a monthly basis, Supplier will provide WBC a good faith, rolling 12-month forecast of the anticipated monthly volume demand for Product in the Physician-Dispensed Market for each Product based on information available at the time to Supplier. In addition, Supplier shall provide WBC at least 30 days’ notice prior to Supplier launching any seasonal, holiday or other promotional campaign for the Physician-Dispensed Market with respect to any Product, and shall provide WBC with immediate notice of any Product that is, or is anticipated to become, on backorder.

2.11       Changes to Product Offering; Discontinued Product; New Products. Supplier shall provide WBC commercially reasonable prior written notice any proposed additions, deletions or changes to the Product to be distributed hereunder. Without limiting the foregoing, Supplier shall provide WBC (i) at least three (3) months’ notice before discontinuing a Product (“Discontinued Product”), and (ii) at least 60 days’ notice before introducing to the Physician-Dispensed Market any new product, or any improvements, enhancements or redesigns of existing Product, or any replacement for a Discontinued Product (each, a “New Product”). Upon receipt of such notice with respect to a Discontinued Product, WBC may, in its sole discretion, cancel any outstanding orders with Supplier of the Discontinued Product. Alternatively, WBC may make purchases of enough of the Discontinued Product from Supplier to fulfill WBC’s forecasted commitments to customers, and Supplier shall fulfill such orders, if available. Upon expiration of such notice period with respect to a Discontinued Product, WBC may return or destroy such Discontinued Product then in its stock for [***]. WBC shall have the unilateral right to delete from Exhibit A any Product that is subject to return by WBC or a Discontinued Product. With respect to any New Product, WBC shall have the right, but not the obligation, to add the New Product to Exhibit A as a “Product” hereunder effective as of the time of such New Product’s launch to the Physician-Dispensed Market; provided that WBC shall not be permitted to reject a New Product without a justifiable and reasonable cause. If WBC rejects any New Product, then such New Product shall be excluded from this Agreement (including the exclusivity provisions of Section 1.1) and Supplier shall be permitted to appoint another distributor for such New Product. During the term of the Agreement, Exhibit A shall be promptly amended to reflect any additions, deletions or changes to the Product to be distributed hereunder in accordance with this Section 2.11.

2.12       Periodic Reporting. WBC will provide to Supplier ongoing reporting at a reasonable frequency to be mutually agreed upon by the parties. Such reporting may include daily reports on orders, backorders, inventory, shipments, customers, transactions and billing related to the Products.

2.13        WBC Obligations. WBC (i) shall store and warehouse the Products in suitable storage facilities and distribute the Products in accordance with applicable laws and any storage or distribution requirements set forth in the Product’s Specifications and labeling (collectively, the “Requirements”); (ii) shall promptly notify Supplier of any Product complaints that may indicate a manufacturing/packaging defect, contamination or Product tampering; (iii) shall maintain a business continuity plan designed to avoid disruptions of distribution of the Products, including loss of data network, website, voice network, call center and distribution centers utilized to perform the Services; and (iv) shall not adulterate or misbrand Products.

2.14       WBC Returns. In addition to its return rights under Supplier’s returns policy as may be in effect from time to time, WBC will have the right to return to Supplier and receive full credit for its original purchase price for (a) outdated Product ([***]), (b) WBC’s inventory of [***] Product ([***]), (c) Discontinued Product pursuant to Section 2.11, provided that the parties shall first use commercially reasonable efforts in cooperation with each other to otherwise reduce WBC’s inventory of Discontinued Products, (d) Product still within [***] of its expiration date, (e) Product not meeting the warranties set forth in Section 2.5, (f) WBC’s remaining inventory of any Product subject to any recall or corrective action as described in Section 4.4, and (g) WBC’s remaining inventory of Product upon termination or expiration of this Agreement, in each case without incurring a Supplier restocking fee or similar charge or requiring a return authorization. [***] shall be responsible for all freight and other shipment and delivery costs relating to returns by WBC pursuant to this Section 2.14. If Supplier changes its return policy as in effect at the time of a Product order by WBC in a manner that further limits returns, WBC may return Product based on the returns policy in effect at the time of such order. No less than 30 days’ advance notice to WBC must be provided for all return policy changes by Supplier.

2.15       Customer Returns. WBC will handle all customer returns hereunder in accordance with the Customer Products Return Policy attached hereto as Exhibit D.

ARTICLE 3 PRICES, FEES, PAYMENT

3.1         Wholesale Acquisition Cost; Supplier Invoices; Payment Terms. Subject to Section 3.3, WBC agrees to pay Supplier the respective wholesale acquisition cost (“WAC”) set forth on Exhibit A for each Product distributed by Supplier hereunder, except samples which are at [***] cost. The respective WAC per Product as set forth on Exhibit A may be amended by Supplier from time to time upon 30 days’ prior written notice to WBC; provided, however, that the WAC for any particular Product cannot be reduced below the WAC for such Product as set forth on Exhibit A as of the Effective Date without the prior written approval of WBC. Supplier will submit an invoice to WBC for payment with or after delivery of the applicable Product. Payments for each order shall be made in U.S. dollars, net [***] from the later of (a) the date of delivery of the Product ordered to WBC’s facility or (b) the date of receipt by WBC of a complete and accurate invoice for such order. WBC shall pay Supplier when due all undisputed amounts and shall notify Supplier of any disputed amounts in writing. The parties shall work in good faith to resolve any disputed amounts as quickly as practicable. Other than any applicable sales tax relating to the sale of Product by Supplier to WBC, Supplier shall bear the cost of any taxes relating to its sourcing of the Product and its supply of Product to WBC hereunder, including any use, customs, import or excise tax. WBC shall be responsible for any taxes relating to its sale and distribution of any Product supplied by Supplier hereunder, including any sales, use, customs or excise tax.

3.2        Distribution by WBC to the Physician-Dispensed Market. Supplier will keep WBC informed of all pricing terms proposed by Supplier to the various customers in the Physician-Dispensed Market pursuant to its sales and marketing efforts, including any proposed discounts, rebates or other price concessions (the “Applicable Proposed Pricing Terms”). Subject to the terms of this Agreement, WBC will use its commercially reasonable efforts to, but shall not be obligated to, sell Product to customers ordering Product from WBC on the Applicable Proposed Pricing Terms to the extent known to WBC. Each customer in the Physician-Dispensed Market will be permitted to purchase Product from WBC via the WBC Webpages, phone, email, and fax, provided that WBC will determine, in its sole discretion, whether or not to extend credit to any customer. WBC will manage billing and collection of payments from customers. WBC will provide customers the option to pay by any major credit card, as well as any other payment option WBC may elect to provide. WBC will maintain adequate staff to service Supplier, including customer service agents and a dedicated Program Manager. WBC will same-day ship orders received by [***], with respect to orders being shipped by a distribution center located in the Eastern time zone, and [***], with respect to orders being shipped by a distribution center located in the Pacific time zone. WBC will ship orders received after the same-day cut-off times set forth above on the following business day. WBC shall be responsible for the cost of freight and all other packaging and shipping costs relating to its shipment of Product to the Physician-Dispensed Market, including No Charge Shipments. WBC will respond to all customer requests and resolve customer issues in a prompt and timely manner. WBC will manage its inventory of Product on a first-expiration, first-out basis. WBC shall, at all times, maintain on-hand inventory of not less than a [***] supply of Products. For purposes of this Agreement, a “[***] supply of Products” shall be deemed to be a supply of Products sufficient to satisfy reasonably anticipated orders from customers during a period of [***] without any further deliveries from Supplier.

3.3         Service Fee; Chargebacks. In consideration of its services provided hereunder, Supplier shall pay WBC a service fee (the “Service Fee”) equal to [***]% (the “Service Fee Percentage”) of the WAC, if any, charged by Supplier to WBC for all Product shipped to WBC by the Supplier for the Physician-Dispensed Market including any No Charge Shipment. In addition, Supplier shall reimburse WBC (a) the amount of the excess, if any, of (i) the WAC, if any, charged by Supplier to WBC of any Product shipped by WBC to the Physician-Dispensed Market (including any No-Charge Shipment) over (ii) the sales price actually charged by WBC for such Product to its customers (net of any rebates, discounts, price reductions, or other price concessions conferred upon such customers) (the “Applicable Net Sales Price”), but only to the extent the Applicable Net Sales Price charged by WBC was not less than the Applicable Proposed Pricing Terms, to the extent known by WBC (the “WAC Chargeback”), plus (b) the aggregate amount of fees and expenses incurred by WBC in connection with [***].

3.4         WBC Invoices. WBC shall invoice Supplier the Service Fee, with reasonable supporting detail, on a monthly basis within seven (7) business days following the end of each calendar month during which Product was shipped by WBC. WBC shall invoice Supplier for any WAC Chargebacks, with reasonable supporting detail, on a [***] basis within seven (7) business days following the end of each [***] during which Product that is subject to a WAC Chargeback was shipped by WBC. WBC shall invoice Supplier for any No Charge Shipments, Credit Card Pass Through and fees for additional services as contemplated by Section 2.9, with reasonable supporting detail, on a quarterly basis within seven (7) business days following the end of each calendar quarter during which Product that is subject to any No Charge Shipment or Credit Card Pass Through was shipped by WBC or any such services were provided by WBC. At WBC’s election, WBC shall have the right to offset the amount of any invoice against any amounts then-owed by WBC to Supplier hereunder. To the extent the amount of an invoice is not offset against amounts owed by WBC to Supplier, Supplier shall pay to WBC the net outstanding amount of the invoice in U.S. dollars within 30 days from the date of its receipt of the invoice, except to the extent such amount is disputed by Supplier in writing, in which case the parties shall work in good faith to resolve any disputed amounts as quickly as practicable. Supplier shall bear the cost of any taxes relating to any amounts invoiced by WBC hereunder, including any sales, use, customs, import or excise tax.

3.5         Adjustment to Service Fee Percentage. Supplier acknowledges that WBC entered into this Agreement, including with respect to the Service Fee Percentage agreed to herein, based on and in reliance on the assumption that the transactions contemplated by this Agreement will achieve metrics that, as a whole, will be materially consistent with or better than those set forth on Exhibit E (the “Transaction Assumptions”). Beginning on the date that is six (6) months after the Launch Date and at any time and from time to time thereafter (but not more frequently than once during any consecutive 12 month period), if WBC reasonably demonstrates that (a) actual results with respect to such metrics achieved during any applicable Review Period (as defined below) materially differ from the Transaction Assumptions, and (b) as a result of such difference, the earnings or profit margin achieved by WBC from its performance under this Agreement during such Review Period are materially less than the earnings or profit margin, as applicable, that WBC projected with respect to this Agreement at the time it entered into this Agreement, then WBC shall have the right to propose reasonable adjustments to the Service Fee Percentage as necessary to equitably account for such difference between actual results and the Transaction Assumptions (where “equitably account” means putting WBC in substantially the same position with respect to its earnings or profit margin, as applicable, from the date of the applicable Adjustment Notice (as defined below) through the remainder of the Term, assuming actual results will be consistent with the results achieved during the Review Period as opposed to the Transaction Assumptions). WBC shall exercise such right by giving written notice to Supplier (an “Adjustment Notice”), which notice shall state the Review Period to which it relates and shall set forth the proposed adjustments with reasonable supporting detail. If Supplier disagrees with the adjustment proposed by WBC in the Adjustment Notice, Supplier will so notify WBC within 60 days after its receipt thereof (an “Objection Notice”). If Supplier fails to deliver an Objection Notice before the expiration such 60-day period, the adjustment to the Services Fee Percentage proposed by WBC in the Adjustment Notice shall be deemed to have been accepted by Supplier. If the Supplier delivers the Objection Notice before the expiration of such 60-day period, WBC and the Supplier shall negotiate in good faith to resolve such objections within 30 days after WBC’s receipt of the Objection Notice (the “Resolution Period”). If Supplier and WBC fail to reach an agreement with respect to all of the matters set forth in the Objection Notice before expiration of the Resolution Period, then any issues remaining in dispute shall be submitted by the parties to an impartial, independent accounting firm who, acting as arbitrator, shall resolve the disputed issues and determine the applicable adjustment to the Service Fee Percentage, if any, which determination shall be final and binding on the parties. The fees and expenses of the accountant shall be borne by equally by WBC and Supplier. Any adjustment to the Service Fee Percentage pursuant to this Section 3.5 shall be effective as of the date of the applicable Adjustment Notice and shall apply for all periods thereafter during the Term until such time as it may be further adjusted pursuant to this Section 3.5. If WBC has already invoiced Supplier a Service Fee for any period to which the adjusted Service Fee Percentage applies, WBC shall invoice Supplier for the difference between the Service Fee previously invoiced and the Service Fee for such period as calculated using the adjusted Service Fee Percentage, which invoice shall be paid pursuant to, and shall otherwise be subject to, the provisions of Section 3.4. For purposes of this Section 3.5, “Review Period” means any period during the Term that (1) is not shorter than six (6) months, (2) is not longer than 12 months and (3) begins no earlier than 13 months prior to the date of the Adjustment Notice relating to such period. WBC’s determination of earnings and profit margin for purposes of this Section 3.5 shall be made in accordance with United States generally accepted accounting principles, consistently applied. No change from the date hereof in any accounting principles used by WBC in its determination of earnings and profit margin shall be the basis for an adjustment to the Service Fee Percentage pursuant to this Section 3.5

ARTICLE 4 COMPLIANCE WITH LAWS

4.1         Compliance with Laws. Each party shall comply with all applicable laws with respect to its activities hereunder, including those relating to the marketing and sale of the Product and the implementation or enforcement of any minimum advertised price (MAP) policy or other policy relating to pricing or advertising of the Product.

4.2         Licenses. Supplier has obtained and shall maintain all governmental approvals, consents, licenses, permits, authorizations, declarations, filings and registrations (collectively, “Licenses”) necessary under applicable law for its performance of the terms and conditions of this Agreement, including any Licenses required by the FDA and any pharmaceutical boards, as applicable. WBC shall use commercially reasonable efforts to obtain, by no later than [***] (the “Licensure Date”), and thereafter shall maintain, all Licenses necessary under applicable law for its performance of the terms and conditions of this Agreement, including any Licenses required by the FDA and any pharmaceutical boards, as applicable; provided, however, that WBC shall not be required to obtain Licenses for all of its distribution centers by the Licensure Date in order to be compliant with this Section 4.2. If WBC does not substantially fulfill its obligations under this Section 4.2 with respect to obtaining applicable Licenses, Supplier shall have the right to terminate this Agreement prior to the Launch Date by giving notice of such termination to WBC, in which case this Agreement shall become void and have no effect, without any liability on the part of any party. For the purposes of this Section 4.2 “substantially fulfill” means that at least one of WBC’s distribution centers has obtained, by no later than the Licensure Date, all the necessary Licenses under applicable law for its performance of the terms and conditions of this Agreement, unless (a) the failure to obtain all such Licenses by such date is a result of delay from causes beyond the reasonable control of WBC and (b) WBC has proposed a commercially reasonable alternative to fulfill the terms and conditions of this Agreement until such time as such Licenses have been obtained.

4.3         Product Regulations. Supplier represents and warrants that all Product, including Product packaging, advertising and labelling, will comply with all applicable laws, including all FTC laws and regulations, the Federal Food, Drug and Cosmetic Act, as amended (the “FDCA”), the California Safe Drinking Water and Toxic Enforcement Act of 1986 (aka Proposition 65), and all regulations, rules, declarations, interpretations and orders issued thereunder. Supplier agrees to perform, at no cost to WBC, all corrective action needed to fix any regulatory deficiencies in the Product, including Product packaging and labelling. Neither party will advertise the Product with claims that would require FDA approval or be considered false or misleading advertising under FTC standards.

4.4         Product Recalls or Market Withdrawal. In the event of any corrective action or recall or market withdrawal of any Product, Supplier will notify WBC promptly. Supplier will promptly take all necessary corrective action or conduct any recall or market withdrawal. WBC shall maintain records that identify the Products stored by WBC by lot number and shall fully cooperate in all commercially reasonable respects in effecting such recall or withdrawal. WBC will not be responsible for any costs associated with any recall or corrective action or withdrawal, except to the extent such recall or withdrawal is attributable to the gross negligence or willful misconduct of WBC, or the knowing failure of WBC to comply with and adhere to applicable Requirements of the affected Product. WBC will have the right to notify its customers of such actions and advise them of the remedy to be provided by Supplier. Supplier will promptly notify WBC of all customer remedies by promptly providing instructions to WBC to provide to its customers for return of Product to Supplier for correction and/or modification. Supplier will be responsible for all costs and expenses incurred in affecting such a remedy including costs of notices, replacement and shipping, as applicable.

4.5         Importing. In the event any Product is manufactured by or for Supplier at any location outside the U.S., Supplier shall ensure that all such Product (a) are imported into the U.S. in compliance with all applicable laws, (b) meet all the requirements of the U.S. Customs and Border Protection and (c) if applicable, remain held intact and not distributed until the FDA has issued a “may proceed” notice or other substantially similar release. The parties agree, and Supplier acknowledges, that Supplier shall be the initial importer/distributor for all Product manufactured at any location outside the U.S.

4.6         FDCA Debarment. WBC represents and warrants that neither WBC nor any of its officers, directors or current employees has been debarred pursuant to the FDCA or been excluded from participating in a federal health care program, including without limitation the Medicare or Medicaid programs. WBC agrees to promptly notify Supplier upon becoming aware that WBC or any of its officers, directors or employees is subsequently debarred under the FDCA or excluded from a federal health care program.

ARTICLE 5 AUDITS, RECORDS AND INSPECTION RIGHTS;

INTELLECTUAL PROPERTY; CONFIDENTIAL INFORMATION

5.1         Audits, Records and Inspection Rights. During the term of this Agreement and for such longer period as may be required by applicable law, WBC shall maintain records relating to the Services in compliance with all laws, rules and regulations and the terms of this Agreement, including all records relating to WAC Chargebacks. At any time during the term of this Agreement, and for one (1) calendar year after the termination of this Agreement, upon not less than ten (10) business days’ prior written notice, Supplier may perform an audit of the foregoing records regarding transactions relating to the Services that took place during the 12-month period immediately preceding such notice at Supplier’s sole expense. WBC shall make such records available to Supplier for inspection and copying. Such audits shall be performed during regular business hours using the services of a third party independent auditor mutually acceptable to the parties, provided that neither party shall unreasonably withhold or condition its approval of any auditor acceptable to the other party. No auditor shall be allowed to perform an audit without first executing a confidentiality agreement reasonably acceptable to the parties. Any such audit shall be conducted within 30 days of the date WBC provides the necessary documentation to the auditor. Any information provided in connection with the audit shall constitute Confidential Information of WBC subject to the terms of Section 5.3. Notwithstanding the foregoing, Supplier may not conduct more than one audit in any calendar year, unless an additional audit is required for compliance with applicable law, rules and regulations, or relate to Product quality.

5.2         Product Materials; Trademarks. To the extent useful or necessary for the WBC Webpages, Supplier shall provide to WBC, and cooperate with WBC to develop and/or enhance, materials relating to the Product, including product descriptions, photographs, videos, animations and illustrations (the “Product Materials”). Supplier hereby grants to WBC a royalty-free, non-exclusive right in the Physician-Dispensed Market to use the Product Materials and Supplier’s trademarks (the “Trademarks”) during the term of this Agreement for the purposes of WBC providing the Services hereunder. Supplier warrants that Supplier has the right and authority to grant the rights set forth in this Section 5.1 and that no Product Materials or Trademarks infringe any rights of any third party. WBC shall not alter or make any addition to the labelling or packaging of the Product displaying the Trademarks without the prior written consent of Supplier (which consent will not be unreasonably withheld, conditioned or delayed). Each party shall promptly give notice in writing to the other if it becomes aware of: (a) any infringement or suspected infringement of the Trademarks or any other intellectual property rights relating to the Product; or (b) any claim that any Product or the manufacture, use, sale or other disposal of any Product, whether or not under the Trademarks, infringes the rights of any third party. Each party shall, at the request and expense of the other, provide any reasonable assistance to the other in connection with any action to be taken by the other party with respect to such infringement or suspected infringement (including the use of its name in, or being joined as a party to, proceedings), provided that that party is given such indemnity as it may reasonably require against any losses, costs and expenses it may incur as a result of, or in connection with, providing that assistance.

5.3         Confidential Information. During the term of this Agreement, each party (the “Receiving Party”) may be provided with, have access to, or otherwise learn confidential and proprietary information of the other party (the “Disclosing Party”) (including certain technical information and materials) that is of substantial value to the Disclosing Party, which is identified as confidential at the time of disclosure or which should reasonably be considered to be confidential to the Disclosing Party (“Confidential Information”). All Confidential Information remains the property of the Disclosing Party. The Receiving Party may disclose the Confidential Information of the Disclosing Party only to its employees and contractors who need to know the Confidential Information for purposes of performing under this Agreement and who agree to be bound by the confidentiality obligations set forth herein. The Receiving Party will not use the Confidential Information without the Disclosing Party’s prior written consent except in performance under this Agreement. The Receiving Party will take measures to maintain the confidentiality of the Confidential Information equivalent to those measures the Receiving Party uses to maintain the confidentiality of its own confidential information of like importance but in no event less than commercially reasonable measures. The Receiving Party will give prompt notice to the Disclosing Party of any unauthorized use or disclosure of the Confidential Information and agrees to assist the Disclosing Party in remedying such unauthorized use or disclosure. The confidentiality obligations of this Section 5.2 do not extend to information which: (i) becomes part of the public domain without the fault of the Receiving Party; (ii) is rightfully obtained by the Receiving Party from a third party with the right to transfer such information without any known obligation of confidentiality; (iii) is independently developed by the Receiving Party without reference to or use of the Disclosing Party’s Confidential Information, as evidenced by written records; or (iv) was lawfully in the possession of the Receiving Party at the time of disclosure, without restriction on disclosure, as evidenced by written records. In addition, the Receiving Party may disclose Confidential Information of the Disclosing Party as may be required by law, a court order, or a governmental agency with jurisdiction, provided that before making such a disclosure the Receiving Party first notifies the Disclosing Party in writing, if legally permissible, and cooperates with the Disclosing Party, at the Disclosing Party’s reasonable request and expense, in any lawful action to contest or limit the scope of such required disclosure. Upon termination or expiration of this Agreement, the Receiving Party will return to the Disclosing Party all tangible copies of Confidential Information of the Disclosing Party in the Receiving Party’s possession or control and will erase from its computer systems all electronic copies thereof to the extent feasible.

ARTICLE 6 INDEMNIFICATION; INSURANCE

6.1        Indemnification.

(a)        Supplier shall defend, indemnify and hold harmless WBC, its Affiliates, and their officers, directors, employees and agents (each, a “WBC Indemnified Party”) from and against any claims, suits, demands, litigation, actions, lawsuits, investigations, judgments, penalties, losses, damages, liabilities, costs, fines, and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) brought, imposed, or alleged against or incurred by any WBC Indemnified Party arising from:

(i)         any breach of this Agreement or violation of any applicable law by Supplier or any of its agents or representatives;

(i)         the gross negligence or willful misconduct of Supplier in connection with the manufacture, sourcing, packaging, shipment, or labelling of any Product or in connection with any documentation provided for or with any Product;

(ii)        any Product Claim; and/or

(iii)       any claims or allegations from any third party that any Product, or the sale, offer for sale or use thereof, constitutes or is alleged to constitute an infringement or violation of any patent, trademark, copyright, or other proprietary right.

Notwithstanding anything herein to the contrary, Supplier’s indemnification obligations under this Section 6.1(a) shall not apply to any Losses to the extent resulting from the grossly negligent, wrongful or fraudulent act or omission or willful misconduct of WBC or any of its agents or representatives.

(b)     WBC shall defend, indemnify and hold harmless Supplier, its Affiliates, and their officers, directors, employees and agents (each, a “Supplier Indemnified Party” and, together with the WBC Indemnified Parties, the “Indemnified Parties”) from and against any Losses brought, imposed, or alleged against or incurred by any Supplier Indemnified Party arising from:

(i)         any breach of this Agreement or violation of any applicable law by WBC or any of its agents or representatives; and/or

(ii)        the gross negligence or willful misconduct of WBC in connection with its performance of the Services.

Notwithstanding anything herein to the contrary, WBC’s indemnification obligations under this Section 6.1(b) shall not apply to any Losses to the extent resulting from the grossly negligent, wrongful or fraudulent act or omission or willful misconduct of Supplier or any of its agents or representatives.

(c)     The Indemnified Party shall promptly notify the party obligated to provide indemnification (the “Indemnifying Party”) of any claim for which the Indemnified Party seeks indemnification hereunder; provided, however, that no delay or failure on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is materially prejudiced thereby. If the claim for indemnity relates to a claim, action or allegation brought by a third party (a “Third-Party Claim”), the Indemnifying Party shall have the right to conduct the defense or settlement of such Third-Party Claim at the Indemnifying Party’s sole expense using counsel reasonably acceptable to the Indemnified Party, so long as the Indemnifying Party and such counsel conducts such defense actively and in a reasonably diligent manner and the Defense Conditions (defined below) have been, and continue to be, met. The Indemnified Party shall cooperate with the Indemnifying Party in connection such defense. The party not conducting the defense shall nonetheless have the right to participate in such defense at its own expense. The Indemnified Party shall have the right to approve the settlement of any Third-Party Claim that imposes any liability or obligation other than the payment of money damages for which the Indemnifying Party has accepted responsibility and has the financial wherewithal to satisfy. For purposes of this clause (c), “Defense Conditions” mean all of the following: (i) there is not, in the reasonable judgment of the Indemnified Party, a reasonable probability that the Third-Party Claim would adversely affect the business or goodwill of the Indemnified Party other than as a result of money damages and/or money payments (e.g., interfering with a business relationship); (ii) the Indemnifying Party has sufficient financial resources, in the reasonable judgment of the Indemnified Party, to satisfy the amount of any adverse monetary judgment that is reasonably likely to result; (iii) the Third-Party Claim does not include criminal charges; and (iv) the Indemnifying Party expressly agrees in writing to be fully responsible for all Losses relating to such Third-Party Claim, including any costs arising in connection with defending the claim.

(d)     The rights and remedies of the parties set forth in this Agreement, including the indemnification rights set forth above, are not exclusive and are in addition to all other rights and remedies that may be available, including those under the Uniform Commercial Code.

6.2           Insurance. Throughout the term of this Agreement and for a period of three (3) years thereafter, each party will, at its own expense, maintain and carry insurance in full force and effect with financially sound and reputable third-party insurers insuring risks on commercially reasonable terms and in amounts customarily insured by persons engaged in the same or a similar business as such party, including (a) comprehensive general liability insurance covering bodily injury, property damage, contractual liability, products liability and completed operations; (b) worker’s compensation and employer’s liability insurance; and (c) umbrella liability insurance, all in such amounts as are necessary to insure against the risks to its operations. All policies must be primary and non-contributing and must include the other party as an additional insured with a waiver of all rights of subrogation. To the extent commercially feasible, each party will notify the other at least 30 days prior to the cancellation or implementation of a material change in the foregoing policy coverages that would affect the other party’s interests. Upon request, each party will furnish to the other party as evidence of insurance a certificate of insurance.

ARTICLE 7 TERM; TERMINATION

7.1           Term and Termination. This Agreement will commence as of the Effective Date and will continue in effect for an initial term (the “Initial Term”) ending on the fifth anniversary of the Launch Date, unless earlier terminated as set forth herein. Thereafter, this Agreement will automatically renew for additional one-year terms unless (a) the parties mutually agree in writing to not renew the Agreement; or (b) either party gives written notice of non-renewal to the other at least 90 days before the end of the then-current term. In addition, this Agreement may be terminated, effective immediately, (x) by Supplier giving WBC notice of termination prior to the Launch Date in accordance with Section 4.2, if applicable, or (y) by either party giving the other party written notice of termination if the other party (i) breaches any of its obligations under this Agreement and fails to cure such breach to the reasonable satisfaction of the non-breaching party within 30 days after written notice thereof from the terminating party; or (ii) dissolves, liquidates or ceases to conduct business; or (z) by Supplier, at its sole option, by giving WBC 60 days’ prior written notice of termination within 60  days after Supplier is notified or otherwise becomes aware of a Change of Control that is consummated on or prior to the second (2nd) anniversary of the Effective Date. For the purposes hereof, a “Change of Control” means one (1) or more transactions which result in one or more Persons who are not Affiliates of the record or beneficial holders of the equity securities of WBC as of the Effective Date directly or indirectly owning (x) more than 50% of the economic or voting interests in WBC or (y) substantially all of the assets of WBC.

7.2           Effects of Termination. Notwithstanding anything in this Agreement to the contrary, (a) the provisions of Section 5.2 and Articles 6 and 8 shall survive the expiration or termination of this Agreement, and (b) no termination or expiration of this Agreement, whether pursuant to this Article 7 or otherwise, will affect any party’s duty to satisfy any delivery, payment or other obligation pursuant to the terms of this Agreement that accrues prior to the effective date of such termination or expiration, including any Service Fee accruing prior to such termination or expiration or any obligation of Supplier pursuant to Section 7.3. In the event of the expiration or termination of this Agreement, (i) WBC shall cease all Services under this Agreement but shall fulfill all customer orders submitted prior to the effective date of termination or expiration, (ii) all customer orders for Products received by WBC after the effective date of termination or expiration shall be promptly referred to Supplier or its designee, and (iii) the parties shall reasonably cooperate to develop and effectuate a reasonable transition plan for an orderly cessation of the Services provided under this Agreement.

7.3          Termination Payment. In consideration of the significant capital expenditures and other investments by WBC in furtherance of the transactions contemplated hereby, if this Agreement is terminated prior to the expiration of the Initial Term, other than by Supplier pursuant to Section 7.1(x), 7.1(y) or 7.1(z), then Supplier shall make a lump-sum termination payment to WBC, payable in cash within 30 days after the termination date, in an amount determined as follows:

The termination
If the termination date is:	payment is:
Prior to the 1st anniversary of the Launch Date	$[***]
On or after the 1st anniversary of the Launch Date, but prior to the 2nd anniversary of the Launch Date	$[***]
On or after the 2nd anniversary of the Launch Date, but prior to the 3rd anniversary of the Launch Date	$[***]
On or after the 3rd anniversary of the Launch Date, but prior to the 4th anniversary of the Launch Date	$[***]

WBC shall have the right to offset the amount of any termination payment owed pursuant to this Section 7.3 against any amounts owed by WBC to Supplier hereunder.

ARTICLE 8 MISCELLANEOUS

8.1           Notices. All notices and other communications hereunder will be in writing and will be deemed duly given (a) on the date of delivery if delivered personally, (b) on the date of delivery if sent by email (without receipt of a notice of failed delivery), (c) on the first business day following the date of receipted delivery to a nationally recognized next-day courier, specifying overnight delivery or (d) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder will be delivered to the addresses set forth on the signature page hereto.

8.2           Governing Law; Binding Arbitration. This Agreement is governed by the laws of the State of Delaware without regard to the law of conflicts. [Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration by the American Arbitration Association (“AAA”) in accordance with its Arbitration Rules then in effect. There shall be one (1) arbitrator agreed to by the parties within 20 days of a written request for arbitration. If the parties cannot agree, an arbitrator will be appointed by the AAA in accordance with its Arbitration Rules. Any award from any such arbitration proceeding may be entered as a judgment in any court of competent jurisdiction. Each party shall bear its own costs in connection with any arbitration hereunder. Nothing herein shall prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as is necessary to protect either party’s proprietary rights.]

8.3           Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including fire, floods, earthquakes, natural disasters, embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, acts of God or acts, omissions or delays in acting by any governmental authority, provided that such party promptly notifies the other party and resumes performance as soon as possible.

8.4           Assignment. This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Supplier may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of WBC, provided that Supplier may assign its rights hereunder without such consent to (a) any person or entity that acquires all or substantially all of its business or assets or the business and assets of the applicable business division or (b) an Affiliate of Supplier. Any purported assignment or delegation in violation of this section shall be null and void. No assignment or delegation shall relieve the assigning or delegating party of any of its obligations hereunder. Except as set forth in Section 6.1, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.5           Waiver. Except as specifically provided for herein, the waiver from time to time by either party of any right or failure to exercise any remedy shall not operate or be construed as a continuing waiver of the same right or remedy or of any other of such party’s rights or remedies provided under this Agreement. All waivers must be in writing.

8.6           Relationship of the Parties. The relationship of WBC and Supplier under this Agreement is that of independent contractors, and neither party nor its employees or agents shall be deemed to be employees or agents of the other for any purpose or under any circumstances. No partnership, joint venture, alliance, fiduciary or any relationship other than that of independent contractors is created hereby, expressly or by implication. Neither party has any authority under this Agreement to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

8.7           Counterparts. This Agreement may be executed (by facsimile, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document) in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.8           Severability. If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, void or unenforceable, then such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions of this Agreement will continue in full force and effect.

8.9          Warranty Disclaimer; Limitation of Liability.

(a)      NO PARTY MAKES ANY WARRANTY WHATSOEVER WITH RESPECT TO ITS UNDERTAKINGS PURSUANT TO THIS AGREEMENT, INCLUDING ANY (I) WARRANTY OF MERCHANTABILITY; (II) WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; OR (III) WARRANTY AGAINST INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY; IN EACH CASE WHETHER EXPRESS OR IMPLIED BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE.

(b)      IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES, REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE AND WHETHER OR NOT THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

8.10        Entire Agreement; Amendments. This Agreement (including the exhibits hereto) sets forth all of the agreements and understandings between the parties with respect to the subject matter hereof, and supersedes and terminates all prior agreements and understandings between the parties with respect to the subject matter hereof. Except as expressly set forth in this Agreement, no subsequent amendment, modification or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties.

8.11        Construction. The provisions of this Agreement shall be construed and interpreted fairly to both parties without regard to which party drafted the same. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender. The word “including” and words of similar import when used in this Agreement means “including without limitation.”

IN WITNESS WHEREOF, the parties, through their respective duly authorized officers, have executed this Agreement to be effective as of the Effective Date.

SUPPLIER:

Obagi Cosmeceuticals LLC

By:	/s/ Jaime Castle
Name:
Title:

Address:	Obagi Cosmeceuticals LLC
3760 Kilroy Airport Way, #500, Long Beach,, CA 90806
Attn: Jaime Castle, President
E-mail: jaimec@obagi.com

WBC:

WBC Group, LLC

By:	/s/ Kurt R. Packer
Name:	Kurt R. Packer
Title:	President

Address:	WBC Group, LLC
6333 Hudson Crossing Parkway
Hudson, OH 44236
Attn: VP Finance
E-mail: ecross@wbcgp.com

Exhibit A – Products and WAC

Obagi Item Number	Obagi Item Description	Product Category	WAC/US Physician List Price
362032116365	Obagi Nu-Derm Sunfader 2.0 oz		$[***]
362032070452	Nu-Derm Blend Fx™ 2.0 oz		$[***]
362032070445	Nu-Derm Clear Fx™ 2.0 oz		$[***]
362032524047	Obagi-C Rx System Norm-Dry		$[***]
362032523040	Obagi-C Rx System Norm-Oily		$[***]
362032521602	Obagi Nu-Derm Trial Kit Norm-Oily		$[***]
362032519005	Obagi Nu-Derm Transformation Kit Norm-Oily		$[***]
362032106106	Obagi-C Rx Clarify Serum N-D 1.0 oz		$[***]
362032105369	Obagi-C Rx Therapy Night Cream 2.0 oz		$[***]
362032101361	Obagi Nu-Derm Clear 2.0 oz		$[***]
362032100364	Obagi Nu-Derm Blender 2.0 oz		$[***]
301876101168	Obagi CLENZIderm Therapeutic Lotion 5% BPO 1.6 oz		$[***]
362032077840	Obagi-C Fx C-Therapy Night Cream 2.0 oz		$[***]
362032077833	Obagi-C Fx C-Clarifying Serum 1.0 fl oz		$[***]
362032075075	Blue Peel RADIANCE® Kit		$[***]
301876103018	Obagi CLENZIderm M.D. System		$[***]
301876102042	Obagi CLENZIderm Pore Therapy 4.0 oz		$[***]
301876100048	Obagi CLENZIderm Daily Care Foam Cleanser 4.0 oz		$[***]
362032070582	Obagi Nu-Derm Healthy Skin Protection SPF 35 3.0 oz		$[***]
362032070568	Obagi Back Bar Obagi Hydrate® 479 g		$[***]
362032070551	Obagi Back Bar Foaming Gel 1.0 L		$[***]
362032070537	Obagi Back Bar Sun Shield 479 g		$[***]
362032070520	Obagi Back Bar Gentle Cleanser 1.0 L		$[***]
362032070513	Obagi Back Bar Daily Care Foaming Cleanser 1.0 L		$[***]
362032070506	Obagi Back Bar Exfoderm® Forte 479 g		$[***]
362032070490	Obagi Back Bar Toner 1.0 L		$[***]
362032070193	Obagi Hydrate 1.7 oz		$[***]
362032070186	Obagi Nu-Derm Physical UV SPF 32 2.0 oz		$[***]
362032070131	Obagi Nu-Derm Exfoderm Forte 2.0 oz		$[***]
362032070117	Obagi Sun Shield Matte SPF 50 3.0 oz		$[***]
362032070063	Obagi Nu-Derm Gentle Cleanser 6.7 oz		$[***]
362032070056	Obagi Nu-Derm Foaming Gel 6.7 oz		$[***]
362032070018	Obagi Nu-Derm Toner 6.7 oz		$[***]

Obagi Item Number	Obagi Item Description	Product Category	WAC/US Physician List Price
362032065038	Obagi ELASTIderm Eye Complete Complex Serum 14 mL		$[***]
362032065007	Obagi ELASTIderm Eye Cream 15 g		$[***]
362032050539	Obagi Professional-C Serum 20% 1.0 oz		$[***]
362032050522	Obagi Professional-C Serum 15% 1.0 oz		$[***]
362032050515	Obagi Professional-C Serum 10% 1.0 oz		$[***]
362032122106	Obagi-C Rx Clarify Serum N-O 1.0 oz		$[***]
362032050133	Obagi-C Rx Balancing Toner 6.7 oz		$[***]
362032050089	Obagi-C Rx Exfoliating Day Lotion 2.0 oz		$[***]
362032050010	Obagi-C Rx Cleansing Gel 6.0 oz		$[***]
362032414201	Obagi Tretinoin 0.025% Cream 20 g		$[***]
362032075006	Original Blue Peel® Essential Kit		$[***]
362032070209	Obagi Hydrate Luxe® 1.7 oz		$[***]
362032412207	Obagi Tretinoin 0.05% Cream 20 g		$[***]
362032417202	Obagi Tretinoin 0.1% Cream 20 g		$[***]
362032070940	Obagi Gentle Rejuvenation Soothing Cleanser		$[***]
362032070728	Obagi Gentle Rejuvenation Advanced Night Repair		$[***]
362032070872	Obagi Gentle Rejuvenation Skin Rejuvenation Serum		$[***]
362032070704	Obagi Gentle Rejuvenation Skin Calming Cream		$[***]
362032070896	Obagi Gentle Rejuvenation Ultra Rich Eye Hydrating Cream		$[***]
362032070735	Obagi Gentle Rejuvenation System Kit		$[***]
362032070919	Obagi Nu-Derm Fx Starter System Norm-Oily		$[***]
362032050584	Obagi-C Fx System Norm-Dry		$[***]
362032050577	Obagi-C Fx System Norm-Oily		$[***]
362032050546	Professional-C Suncare 1.7oz (48g)		$[***]
362032050553	Professional-C Eye Brightener 0.5 fl oz (15ml)		$[***]
362032050560	Professional-C Peptide Complex 1.0 fl oz (30 mL)		$[***]
362032070247	Obagi360 HydraFactor Broad Spectrum SPF 30 2.5 oz		$[***]
362032070162	Obagi360 Retinol 1.0 1.0 oz		$[***]
362032070179	Obagi360 Retinol 0.5 1.0 oz		$[***]
362032413204	Obagi Tretinoin 0.05% Gel 20 g		$[***]
362032810034	Obagi Sun Shield Mineral SPF 50 3.0 oz		$[***]
362032150109	Sun Shield Tint Broad Spectrum SPF 50 Cool 3.0 oz		$[***]
362032160108	Sun Shield Tint Broad Spectrum SPF 50 Warm 3.0 oz		$[***]
301876104176	Obagi CLENZIderm Therapeutic Moisturizer 1.7 oz		$[***]
362032580883	Obagi360 System		$[***]
362032570518	Obagi360 Exfoliating Cleanser 5.1 oz		$[***]

A-2

Obagi Item Number	Obagi Item Description	Product Category	WAC/US Physician List Price
362032072029	Obagi Nu-Derm Exfoderm® 2.0 oz		$[***]
362032526065	Obagi Nu-Derm Transformation Kit Norm-Dry		$[***]
362032527079	Obagi Nu-Derm Fx Starter System Norm-Dry		$[***]
362032528076	Obagi Nu-Derm Trial Kit Norm-Dry		$[***]
362032530451	KèraPhine Body Smoothing Lotion 6.7 oz		$[***]
362032600017	SuzanObagiMD Retivance® Skin Rejuvenating Complex 1.0 oz (30g)		$[***]
362032601021	SuzanObagiMD Intensive Daily Repair Exfoliating and Hydrating Lotion 2oz (60g)		$[***]
362032602158	SuzanObagiMD Soothing Complex Calming Lotion SPF25 1.6oz (47g)		$[***]
362032603667	SuzanObagiMD Foaming Cleanser 6.7 fl oz (200ml)		$[***]
362032604664	SuzanObagiMD. Balancing Toner 6.7 fl oz (200ml)		$[***]
362032605258	SuzanObagiMD On the Go Cleansing and Makeup Removing Wipes 25’s		$[***]
362032606255	SuzanObagiMD On the Go Cleansing Wipes for Oily or Acne Prone Skin 25’s		$[***]
	Sample/Travel Sizes		$[***]
362032078083	Nu-Derm Toner 2OZ Travel		$[***]
362032078144	Nu-Derm GENTLE CLEANSER 2OZ Travel		$[***]
362032078076	Nu-Derm FOAM GEL 2OZ Travel		$[***]
362032070148	SUNSHIELD MATTE SPF50 1OZ Travel		$[***]
362032150994	OMP Sunshield Tint Cool SPF50 5gm Sample		$[***]
362032160993	OMP Sunshield Tint Warm SPF50 5gm Sample		$[***]
362032075082	BLUE PEEL RADIANCE PREP SOLUTION 6.7OZ - ships with Blue Peel Radiance Kit		$[***]

A-3

Exhibit B – WBC Webpages

A customized, online ordering portal, designed, hosted and maintained by WBC, where both Supplier’s customers and Supplier field sales representatives (on behalf of an Supplier’s customer) will be able place electronic orders for all Products. Portal will include search functionality, order tracking, product images, descriptions, categories, features, product availability, favorites lists, and sales information for Supplier’s field sales representatives and can be accessed directly or through a link created by Supplier on Supplier Webpages.

Exhibit C – No Charge Programs

# of Orders
				Units per	Annual
Free Product Services	Frequency	# of Orders	LPO	Order	Activity Est.

Buy Back Program	[***]	[***]	[***]	[***]	[***]
RX Samples to Physicians	[***]	[***]	[***]	[***]	[***]
Non-Rx (OTC & cosmetic SKUS) Carstock to Sales Reps	[***]	[***]	[***]	[***]	[***]
RX DEMO product to Sales Reps	[***]	[***]	[***]	[***]	[***]
Obagi Medical System Seminar (OMSS) Supplies	[***]	[***]	[***]	[***]	[***]
No Charge Replacements	[***]	[***]	[***]	[***]	[***]
No Charge QA Replacements	[***]	[***]	[***]	[***]	[***]
No Charge Marketing Collateral	[***]	[***]	[***]	[***]	[***]
No Charge Product Shipments to patients	[***]	[***]	[***]	[***]	[***]
No Charge (or high discounted charge) product shipments to physicians	[***]	[***]	[***]	[***]	[***]
No Charge Product Shipments to physicians	[***]	[***]	[***]	[***]	[***]

Exhibit D – Customer Product Returns Policy

Customer QA Replacements

●	WBC will triage all quality assurance related returns (defective, low fill, broken seal, visible contamination, twist and snap issue, etc.) to Supplier Customer Service

●	Supplier Customer Service will document information received from the customer (lot, expiration date, quality issue).

●	If required by Supplier Quality Assurance, Supplier Customer Service will provide a pre-paid shipping label to the customer to return the Product to Supplier. The Product goes directly for inspection or disposal to the Quality Assurance Department.

●	If a replacement is required, the information will be e-mailed to WBC who is then authorized to re-ship the Product at no charge. WBC will use the case number as the purchase order for the Product re-shipment. WBC will bill Supplier under the No Charge Program – No Charge QA Replacements.

●	In some instances, a Product credit will be authorized by Supplier Customer Service instead of a Product replacement. WBC will credit the customer’s account and bill Supplier for the Product cost.

Customer non-QA Replacements

●	Supplier Customer Service will receive calls and emails from customers related to non-QA patient dissatisfaction returns seeking replacement Product.

●	Twice monthly, Supplier Customer Service will provide a file to WBC with customer’s account number, shipping address, replacement Product, and quantity.

●	WBC is authorized to ship the replacement Product, referencing the purchase order number on the file, and bill under the No Charge Program – No Charge Replacements.

Customer Returns

●	WBC is responsible for processing customer returns and crediting the customer’s account without any pass through charges to Supplier for orders that are undeliverable or are returned due to carrier issues or other normal business processes inherent in WBC’s daily operations. This includes data entry errors by customer care and warehouse shipping errors.

●	For any return outside of Product quality reasons or mis-shipments, customers can return Product within 30 days of date of original shipment date. WBC is responsible for processing returns and crediting the customer’s account. WBC will only bill Supplier for the Product cost if the Product cannot be restocked.

●	No returns over 30 days unless approved by Supplier and may be subject to a restocking fee. Upon approval by Supplier, WBC is responsible for processing returns and crediting the customer’s account. WBC will only bill Supplier for the Product cost if the Product cannot be restocked.

●	Any exceptions, including order errors by Supplier Sales Consultants, must be approved by Supplier.

●	Product returned to WBC from customers can be restocked within 60 days of original shipment to the customer. If return Product cannot be restocked by WBC, WBC will require approval from Supplier to process the return, credit the customer’s account and bill Supplier for the cost of the Product.

Exhibit E – Transaction Assumptions